EXHIBIT 10.17

LEASE AMENDMENT

This Lease Amendment is made as of the 30th day of September, 2013, by and between OIII Realty Limited Partnership, a Nevada limited partnership (hereinafter referred to as “Landlord”) and Speyer Investment Research, Inc. n/k/a Bright Mountain Holdings, Inc., a Florida corporation (hereinafter referred to as “Tenant”).

W I T N E S S E T H:

WHEREAS, Landlord and Tenant entered into that certain lease effective January 3, 2011 (the “Lease”) for the premises described as follows, to-wit:

Suite 2250, 6400 Congress Avenue, Boca Raton, Florida 33487 (the “Premises”)

WHEREAS, Landlord has entered into a Lease Termination Agreement with Sutton Management Corporation for the premises described as follows, to-wit:

Suite 1200, 6400 Congress Avenue, Boca Raton, Florida 33487 (“Additional Space”)

WHEREAS, Tenant is willing to lease the Additional Space from Landlord; and

WHEREAS, Landlord is willing to lease the Additional Space to Tenant subject to the terms and conditions of this Amendment.

NOW, THEREFORE, in consideration of Ten ($10.00) Dollars and other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.

The recitals set forth above are true and correct and incorporated herein as if set forth at length.

2.

Tenant agrees to lease the Additional Space at a rate of Twenty-Two and 50/100 ($22.50) Dollars gross per square foot commencing October 1, 2013 and terminating December 31, 2016.  The additional space is described on the attached Space Plan attached hereto as Exhibit A and made a part hereof.

3.

That the Lease, as previously amended, is hereby amended to include the Additional Space as part of the Demised Premises thereunder, and all terms and conditions of the Lease shall apply to the Additional Space as if such Additional Space was defined as part of the Demised Premises under the Lease, ab initio, except as to any modifications made hereunder.

4.

Tenant shall tender to Landlord as additional security under the Lease and hereunder the sum of One Thousand and NO/100 ($1,000.00) Dollars, to be held by Landlord as part of the security deposit under the Lease.

5.

Except as modified hereby, the terms and conditions of the Lease, as previously amended, are hereby ratified and confirmed by Landlord and Tenant as if fully set forth herein.

The parties have signed this Agreement the day and year first above written.

Landlord:		Tenant:

OIII Realty Limited Partnership		Bright Mountain Holdings, Inc.
By:	OIII Realty, LLC, general partner

By:	/s/ Kamala R. Chapman	By:	/s/ W. K. Speyer
	Kamala R. Chapman, Manager		W. K. Speyer, President

Exhibit A

OFFICE
10'-4" X 12'-1"
OFFICE
10'-11" X 12'-9"
OFFICE
10'-8" X 9'-9"
COPY AREA
6'-4" X 10'-7"
CONFERENCE
10'-10" X 13'-5"
RECEPTION
10'-9" X 13'-8"

SUITE 1200

APPROXIMATE RENTABLE SQUARE FOOTAGE: 1,017sf

KEY PLAN (N.T.S.)

STEVEN E. MYOTT ARCHITECT

6400 CONGRESS AVE.
SUITE 1200
BOCA RATON, FLORIDA 33487